UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 18, 2024

WORKDAY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-35680	20-2480422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6110 Stoneridge Mall Road
Pleasanton, California 94588
(Address of principal executive offices)

Registrant’s telephone number, including area code: (925) 951-9000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001	WDAY	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On and effective June 18, 2024, the Board of Directors (the “Board”) of Workday, Inc. (“Workday”) appointed Michael L. Speiser as a Class I director, the class of directors that will next stand for election at Workday’s 2025 Annual Meeting of Stockholders, and as a member of the Investment Committee of the Board (the “Investment Committee”). The Board has determined that Mr. Speiser is independent in accordance with the applicable rules of the Nasdaq Stock Market. Mr. Speiser has served as a Managing Director at Sutter Hill Ventures, a venture capital firm since 2008. He served as the part-time Chief Executive Officer of Snowflake, Inc. from 2012 to 2014, where he has served as a director since its inception in 2012. Prior to Sutter Hill Ventures, Mr. Speiser held various leadership positions at Yahoo! Inc., Bix, Inc., and Veritas Software. Mr. Speiser previously served as the founding Chief Executive Officer of Pure Storage, Inc., where he served as a director from 2009 to 2019. Mr. Speiser is currently a director of several private companies. Mr. Speiser received a bachelor’s degree in political science from the University of Arizona and a master’s degree in business administration from Harvard Business School. He brings to our Board extensive operational experience in the technology industry and knowledge of high-growth companies.

In connection with his election to the Board, Mr. Speiser will receive a one-time grant of restricted stock units (“RSUs”) in the amount of $750,000, one-fourth of which will vest on July 5, 2025, and the balance of which will vest in equal quarterly installments over the following twelve quarters, assuming continuous service through the applicable vesting dates. In accordance with Workday’s compensation practices for non-employee directors as described in Workday’s definitive proxy statement filed with the Securities and Exchange Commission on May 7, 2024 (the “Proxy Statement”), on June 18, 2024, Mr. Speiser received an annual RSU grant in the amount of $320,000 for his service as a non-employee director and an annual RSU grant in the amount of $25,000 for his service as a member of the Investment Committee. Workday has entered into its standard form of indemnification agreement with Mr. Speiser. There are no arrangements or understandings between Mr. Speiser and any other persons pursuant to which he was elected as a director and there are no transactions between Mr. Speiser and Workday that would require disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Speiser’s appointment is attached hereto as Exhibit 99.1. The information in the press release attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 5.07 - Submission of Matters to a Vote of Security Holders

Workday held its Annual Meeting of Stockholders on June 18, 2024 (the “Annual Meeting”). At the Annual Meeting, Workday’s stockholders voted on four proposals, each of which is described in more detail in the Proxy Statement. Present at the Annual Meeting in person or by proxy were holders representing 241,061,917 shares of Common Stock, representing 714,869,302 votes and approximately 96.42% of the eligible votes, constituting a quorum. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for or against each matter and the number of abstentions and broker non-votes, if applicable, with respect to each matter.

The stockholders of Workday voted on the following items at the Annual Meeting:

1.To elect to our Board of Directors the following three nominees to serve as Class III directors until the 2027 Annual Meeting of Stockholders and until their successors are elected and qualified, subject to earlier resignation or removal: Aneel Bhusri, Thomas F. Bogan, and Lynne M. Doughtie;
2.To ratify the appointment of Ernst & Young LLP as Workday’s independent registered public accounting firm for the fiscal year ending January 31, 2025;
3.To approve, on an advisory basis, the compensation paid to Workday’s named executive officers; and
4.To approve an amendment to Workday’s Restated Certificate of Incorporation to reflect Delaware law provisions providing for officer exculpation.

The nominees for director proposed by Workday were elected to serve until Workday’s 2027 Annual Meeting of Stockholders and until their successors are elected and qualified, subject to earlier resignation or removal. The voting results were as follows:

Director Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Aneel Bhusri	634,870,236	56,456,703	778,464	22,763,899
Thomas F. Bogan	640,988,716	48,457,950	2,658,737	22,763,899
Lynne M. Doughtie	626,579,724	65,391,218	134,461	22,763,899

Stockholders ratified the appointment of Ernst & Young LLP as Workday’s independent registered public accounting firm for Workday’s fiscal year ending January 31, 2025. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
709,810,942	2,403,277	2,655,083	–

Stockholders approved, on an advisory basis, the compensation paid to Workday’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
565,429,915	126,058,564	616,924	22,763,899

Stockholders approved the amendment to Workday’s Restated Certificate of Incorporation to reflect Delaware law provisions providing for officer exculpation. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
594,604,112	97,404,644	96,647	22,763,899

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release dated June 20, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 20, 2024

Workday, Inc.
/s/ Richard H. Sauer
Richard H. Sauer
Chief Legal Officer, Head of Corporate Affairs, and Corporate Secretary